UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

March 31, 2014

MVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

West Virginia	000-50567	20-0034461
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Virginia Avenue

Fairmont, West Virginia 26554-2777

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (304) 363-4800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 4.01 — Changes in Registrant’s Certifying Accountant

The Audit Committee and Board of Directors of MVB Financial Corp. (“MVB” or “the Company”) have approved not renewing the commitment with the current MVB independent certifying accountants, S.R. Snodgrass, P.C. (“Snodgrass”), with its headquarters in Wexford, Pennsylvania, following completion, on March 27, 2014, of the review of MVB’s 2013 Annual Report on Form 10-K prior to its filing with the US Securities and Exchange Commission, which occurred on March 28, 2014.  Snodgrass was verbally informed of the dismissal on March 31, 2014.

The Audit Committee and Board of Directors of MVB have elected to engage new accountants to audit MVB’s financial statements for 2014, subject to shareholder approval.  Dixon Hughes Goodman, LLP (“Dixon”), with its headquarters in Charlotte, North Carolina, is the new accounting firm to audit the financial statements for MVB for 2014.  Based on the proposal received from Dixon, it is anticipated that they will also audit the financial statements of MVB for 2015 and 2016, subject to Audit Committee and Board of Directors annual recommendations and shareholder approval.

Snodgrass has audited the financial statements for the years ended December 31, 2012 and December 31, 2013 of MVB, which contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principle.  The recommendation to change accountants was approved by the Audit Committee and Board of Directors of MVB.  There were no and are no disagreements with Snodgrass on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.  During the two years ended December 31, 2013 and December 31, 2012 and through the date of this 8-K, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the two years ended December 31, 2013 and December 31, 20112 and through the date of this 8-K including the first quarter 2014 interim periods, the Company did not consult with Dixon with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

A letter from Snodgrass, addressed to the Commission in response to this filing, is attached as Exhibit 16.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

16.1        S.R. Snodgrass, P.C. letter to Commission

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

April 2, 2014	MVB Financial Corp.

	By:	/s/ Larry F. Mazza
Larry F. Mazza
President & Chief Executive Officer

Exhibit Index

Exhibit No.	Description

16.1	S.R. Snodgrass, P.C. letter to Commission